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                                 EXHIBIT 10.40

                               SECOND AMENDMENT
                                    TO THE
               THE LAW COMPANIES GROUP, INC. 401(k) SAVINGS PLAN

     THIS SECOND AMENDMENT to The Law Companies Group, Inc. 401(k) Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Law Companies Group, Inc. (the "Company"), to be effective as noted below.

                             W I T N E S S E T H:

     WHEREAS, the Company sponsors and maintains the plan for the exclusive benefit of employees and their beneficiaries, and pursuant to Section 12.02(a) thereof, the Company has the right to amend the plan at any time; and

     WHEREAS, the Company wishes to amend the Plan at this time for the purposes of modifying the correction mechanisms associated with coverage testing, eliminating certain inconsistencies in plan provisions, providing certain default provisions, making certain technical corrections to the provisions of the Plan, suspending the rights of participants and beneficiaries to liquidate their investments in Company stock for the remainder of the current year, and for other purposes;

     NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                      1.

     A new paragraph (iv) is added after paragraph (iii) of subsection (a) of
Section 1.45 of the Plan effective as of November 1, 1995, to read as follows:

               (iv) Puerto Rican Employees. Employees who are legally domiciled in Puerto Rico shall not be eligible employees and shall not be eligible to participate in this Plan while whey remain so domiciled notwithstanding any provision of this Plan to the contrary.

                                      2.

     A new Section 1.96A is added after Section 1.96 of the Plan effective as of November 1, 1995, to read as follows:

          1.96A Special Contributions Account shall mean the Account of a Participant to which are credited any contributions of an Employer allocated to the Participant under the provisions of Section 3.1(g).
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                                      3.


      Paragraph (ii) of subsection (c) of Section 3.1 of the Plan is amended effective as of November 1, 1995, to read as follows:


                 (ii) Allocation. Qualified Nonelective Contributions for a Plan Year shall be allocated as of the last day of such Plan Year to the Qualified Nonelective Contributions Account of each Participant who is an Employee as of such last day of such Plan Year and who is not a Highly Compensated Participant for such Plan Year in proportion to the ratio which his or her Compensation during such Plan Year bears to the total Compensation of all such Participants for such Plan Year.

                                      4.

     Paragraph (ii) of subsection (d) of Section 3.1 of the Plan is amended effective as of November 1, 1995, to read as follows:

                 (ii) Allocation. Qualified Matching Contributions for Plan Year shall be allocated as of the last day of such Plan Year to the Qualified Matching Contributions Account of each participant who is an Employee as of such last day of such Plan Year and who is not a Highly Compensated Participant for such Plan Year in proportion to the ratio which his or her Elective Contributions for such Plan Year bears to the total of all such Contributions of all such Participants for such Plan Year.

                                      5.

     A new subsection (g) is added after subsection (f) of Section 3.1 of the Plan effective as of November 1, 1995, to read as follows:

          (g) Code (S)410(b) Failsafe Provision. As of any Plan Year in which the disaggregated portion of this Plan attributable to contributions other than Code (S)(S)401k and (m) contributions would, before application of this subsection (g), fail to satisfy the ratio percentage test provisions of Code
(S)410(b)(1) and Treas. Reg. (S)1.410(b)-2(b)(2) (herein the "Code Coverage Requirements") (such a Plan Year herein described as a "Failed Plan Year"), then the following provisions shall apply:

                 (i) Determination of Failsafe Participants for a Plan Year. For purposes of this subsection (g), each Participant (1) who is not a Highly Compensated Participant for a Plan Year, (2) who is an Employee on the last day of such Plan Year, (3) who has completed at least 2,000 Hours of Service during such Plan Year, and (4) who has not "benefited" (within the meaning of Treas. Reg. (S)1.410(b)-3) under the Plan for such Plan Year other than by reason of "benefiting" under the Plan's Code (S)(S)401(k) and (m) arrangements shall be considered a "Failsafe Participant" for such Plan Year.


                              Second Amendment to
               The Law Companies Group, Inc. 401(k) Savings Plan
                                    Page 2
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                 (ii)   Grouping of Failsafe Participants. All Failsafe
           Participants for a Failed Plan Year shall be grouped first in order of such Participant's Compensation for such Plan Year beginning with the Failsafe Participant with the Failsafe Participant with the highest Compensation for such Plan Year and ending with the Failsafe Participant with the lowest Compensation for such Plan Year. Then, Failsafe Participants shall be grouped in groups of 100 beginning with the Failsafe Participant with the highest Compensation for such Plan Year, and concluding with a final grouping including the Failsafe Participant with the lowest Compensation for such Plan Year (such final grouping being the only group which may have fewer than 100 such Participants).

                (iii) Determination of Benefiting Failsafe Participants. For any Failed Plan Year, the Plan Administrator shall determine the number of Participants who are not Highly Compensated Participants who must "benefit" (within the meaning of Treas. Reg. (S)1.410(b)-3) during such Plan Year in order that the Code Coverage Requirements are satisfied for such Plan Year. The Plan Administrator shall then determine the number of groupings (determined under paragraph (ii) above) of Failsafe Participants which must "benefit" in order that the Code Coverage Requirements are satisfied, using the groupings with the highest aggregate Compensation for such Plan Year first, and only using the minimum number of such groupings to the extent absolutely necessary to satisfy the Code Coverage Requirements. Each Failsafe Participant who is included in such a grouping of Failsafe Participants which must so "benefit" (a "Benefiting Failsafe Participant") shall receive an allocation pursuant to paragraph (iv) below.

                (iv) Special Contribution and Allocation to Benefiting Failsafe Participants. For each Failed Plan Year, each Employer shall make (or cause the Company to make on its behalf) a contribution which shall be determined in the discretion of the Company and which shall be allocated on a per capita basis to the Special Contributions Account of each Benefiting Failsafe Participants (determined pursuant to paragraph (iii) above).

                (v) Intent. It is the intent of the foregoing provisions to provide that, for any Failed Plan Year, just enough Failsafe Participants (by groups of 100, and in order of decreasing Compensation beginning with the highest compensated Failsafe Participant) shall receive special per capita allocations in such Plan Year in order to that the portion of this Plan attributable to contributions other than Code (S)(S)401(k) and (m) contributions pass the Code Coverage Requirements applicable for such Plan Year, but utilizing no more groupings than are absolutely necessary.

                                      6.

     A new Section 4.4 is added at the end of Article IV of the Plan effective as of November 1, 1995, to read as follows:

           4.4 Retroactive Application. The provisions of this Article shall not only be effective as of the Effective Date, but shall also be effective for the period beginning January 1, 1987, and ending on the Effective Date, and shall supersede provisions of the prior plan document to the contrary.

                             Second Amendment to
               The Law Companies Group, Inc. 401(k) Savings Plan
                                    Page 3
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                                      7.

     A new subsection (h) is added at the end of Section 6.1 of the Plan effective as of November 1, 1995, to read as follows:

               (h) Special contributions allocated to a Participant, if any, under the provisions of Section 3.1(g) of this Plan.

                                      8.

     The last sentence of clause (II) of subparagraph (A) of paragraph (i), subsection(e), Section 6.2 of the Plan is amended to read as follows effective as of August 14, 1996:

               If no such investment direction of the Participant is timely received, the proceeds from such liquidation shall be invested entirely in the lowest-risk investment among other existing non-Company stock options.

                                      9.

     A new sentence is added at the end of subparagraph (B) of paragraph (ii) of subsection (e) of Section 6.2 of the Plan effective as of November 1, 1995, to read as follows:

               In the event that the Company does not provide for allocation of a Participant's Matching Elective Contributions Accounts in shares of Company stock, the provisions of subsection (g) of
               Section 6.2 shall apply.


                                      10.


     The last sentence of subparagraph (B) of paragraph (iv) of subsection (e) of Section 6.2 of the Plan is amended effective as of August 14, 1996, to read as follows:

               Any shares of Company Stock to be liquidated shall, as soon as administratively practicable following receipt of a Participant's direction to liquidate such shares and transfer the proceeds thereof to another investment, or as soon as administratively practicable following the date on which the Participant ceases to be an Employee, remain invested in Company Stock until the Trade Date which next follows the date of receipt of the Participant's direction or the date the Participant ceases to be an Employee by at least 30 days, at which time all such shares of Company Stock shall be liquidated and invested in other investments as the Participant has directed, or, if no such direction is received, invested entirely in the lowest-risk investment among the other existing options.



                              Second Amendment to
               The Law Companies Group, Inc. 401(k) Savings Plan
                                    Page 4

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                                      11.

     A new subparagraph (C) is added after subparagraph (B) of paragraph (iv), subsection (e), Section 6.2 of the Plan effective as of August 14, 1996, to read as follows:

                              (C) No Participant Direction on Certain Trade Dates. Notwithstanding any provision of the Plan to the contrary, Participants and Beneficiaries shall not be entitled to direct the liquidation of their Accounts invested in Company Stock on the normally scheduled Trade Dates occurring on August 15, 1996, and November 15, 1996. The foregoing sentence shall not affect liquidations of Account investments in Company Stock which are required under clause (II) of subparagraph
                        (A), paragraph (i) of this subsection (e), Section 6.2.

                                      12.

     A new subsection (g) is added after subsection (f) of Section 6.2 of the Plan effective as of November 1, 1995, to read as follows:

                  (g) Default Provisions in Absence of Participant Directions. In the event that, pursuant to the foregoing provisions of this Section, Participants and/or Beneficiaries are entitled to direct the investment of all or a portion of their Plan Accounts, and, at a time when such direction is required, no investment direction of the Participant or Beneficiary has been timely received, investment of such Participant's or Beneficiary's Accounts shall be made entirely in the lowest-risk investment among all existing optional investments, except to the extent of an express requirement to the contrary in the foregoing provisions of this Section.

                                      13.

     Subsection (b) of Section 8.5 of the Plan is amended effective as of August 14, 1996, to read as follows:

                  (b) Application of Forfeited Amounts. Any forfeitures arising under paragraph (i) and (ii) of subsection (a) above during a Plan Year shall be used to reduce reasonable administrative expenses consistent with Sections 10.3 and 11.2, or shall be used to reduce future contributions of Employers under Section 3.1, as determined by the Company in its sole discretion.

                                      14.

     Section 11.2 of the Plan is amended effective as of November 1, 1995, by striking "10.2" and inserting in lieu thereof "10.3".



                              Second Amendment to
               The Law Companies Group, Inc. 401(k) Savings Plan

     IN WITNESS WHEREOF, this Second Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 14th day of August, 1996.

                                        COMPANY:

[CORPORATE SEAL]                        LAW COMPANIES GROUP, INC.


                                        By: /s/ Bruce C. Coles/BRUCE C. COLES
                                           -------------------------
                                        TITLE: CEO/CHAIRMAN
                                              ----------------------

ATTEST:


By: /s/ Darryl B. Segraves
   -----------------------
Title:
      --------------------






                              Second Amendment to
               The Law Companies Group, Inc. 401(k) Savings Plan
                                    Page 6